Exhibit 99.1

Social Capital Hedosophia Holdings Corp.

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders
of Social Capital Hedosophia Holdings Corp.

We have audited the accompanying balance sheet of Social Capital Hedosophia Holdings Corp. (the “Company”) as of September 18, 2017. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Social Capital Hedosophia Holdings Corp., as of September 18, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
September 22, 2017

Social Capital Hedosophia Holdings Corp.

BALANCE SHEET

AS OF SEPTEMBER 18, 2017

ASSETS
Current assets
Cash	$1,974,600
Prepaid Expenses	25,600
Total current assets	2,000,200
Cash held in Trust Account	690,000,000
Total Assets	$692,000,200
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Advance from related party	$115,971
Offering costs payable	575,236
Related Party Promissory Note	100,000
Total Current Liabilities	791,207
Deferred underwriting compensation	24,150,000
Total Liabilities	24,941,207
COMMITMENTS
Class A ordinary shares subject to possible redemption, 66,230,728 shares at a redemption value of $10.00 per share	662,058,983
Shareholders’ Equity
Preferred shares, $0.0001 par value; 5,000,000 shares authorized; none outstanding	-
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 2,794,101 shares issued and outstanding	279
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 17,250,000 shares issued and outstanding	1,726
Additional paid in capital	5,011,712
Accumulated deficit	(13,707)
Total Shareholders’ Equity	5,000,010
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$692,000,200

SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP.

NOTES TO BALANCE SHEET

Note 1—Organization and Plan of Business Operations

        Social Capital Hedosophia Holdings Corp. (the “Company”) was incorporated in the Cayman Islands on May 5, 2017 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

At September 18, 2017, the Company had not yet commenced any operations. All activity through September 18, 2017 related to the Company’s formation and the offering described below.

The registration statement for the Company’s initial public offering was declared effective on September 13, 2017. The Company consummated a public offering of 69,000,000 units on September 18, 2017 (the “Offering”), including 9,000,000 units subject to the underwriters’ over-allotment option, generating gross proceeds of $690,000,000 and net proceeds of $679,471,596 after deducting approximately $10,802,300 of transaction costs (up to an additional $24,150,000 of deferred underwriting expenses may be paid upon the completion of a business combination), which is discussed in Note 3. The units (“Units”) sold pursuant to the Offering were sold at an offering price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments. In addition, the Company generated gross and net proceeds of $12,000,000 from the private placement (the “Private Placement”) of 8,000,000 warrants (“Private Placement Warrants”) at a price of $1.50 per warrant to SCH Sponsor Corp (which we refer to as “Sponsor”).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Units are listed on the New York Stock Exchange (“NYSE”). Pursuant to the NYSE listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the Trust Account (defined below), net of amounts previously disbursed for tax obligations and excluding the amount of deferred underwriting discounts held in the Trust Account (defined below), at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. There is no assurance that the Company will be able to effect a Business Combination successfully.

Following the closing of the Offering and the Private Placement on September 18, 2017, an amount of $690,000,000 (or $10.00 per Class A ordinary share sold to the public in the Offering included in the Units (“Public Shares”)) from the sale of the Units and Private Placement Warrants is being held in a trust account (the “Trust Account”) and may be invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended the (“Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations until the earlier of (i) the consummation of the Company’s first Business Combination and (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of this offering; and (iii) the Company’s failure to consummate a Business Combination within the prescribed time. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

In connection with any proposed initial Business Combination, the Company will either (1) seek shareholder approval of such initial Business Combination at a meeting called for such purpose or (2) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote), in each case where shareholders may seek to redeem their Public Shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. Notwithstanding the foregoing, in connection with a shareholder vote, a public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) will be restricted from seeking conversion rights with respect to 15% or more of the public shares without the Company’s prior written consent. The Company will proceed with a Business Combination only if it has net tangible assets of at least $5 million upon consummation of the Business Combination and a majority of the all outstanding shares of the Company voted are voted in favor of the Business Combination. In connection with any shareholder vote required to approve any Business Combination, the Sponsor and other initial shareholders of the Company (collectively, the “Initial Shareholders”) have agreed (i) to vote any of their respective shares in favor of the initial Business Combination and (ii) not to redeem any of their respective ordinary shares.

Holders of warrants sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights with respect to their ordinary shares underlying such warrants.

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, if the Company is unable to complete its initial Business Combination by September 18, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not released to the Company to pay any of its taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses.

If the Company is unable to complete its initial Business Combination and expends all of the net proceeds of the Offering not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for Class A ordinary shares will be $10.00. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s shareholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s shareholders. Therefore, the actual per-share redemption price may be less than $10.00.

The Company’s initial shareholders have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations should they arise.

The Company is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and will remain such for up to five years. However, if the Company’s non-convertible debt issued within a three year period or the Company’s total revenues exceed $1.07 billion or the market value of the Company’s ordinary shares that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, the Company would cease to be an emerging growth company as of the following fiscal year. As an emerging growth company, the Company has elected, under Section 107(b) of the JOBS Act, to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, for complying with new or revised accounting standards.

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash and cash equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Cash and cash equivalents held in Trust Account

On September 13, 2017, the Company entered into an Investment Management Trust Agreement with Continental Stock Transfer & Trust Company (“Trustee”), whereby $690,000,000 of the gross proceeds on September 18th (including over-allotment) of the Offering and sale of the Private Placement Warrants were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering

At September 18, 2017, the assets in the Trust Account were invested in U.S. Treasury Bills that mature on December 21, 2017.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Offering costs

Offering costs consist principally of legal, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Offering. Offering costs amounting to $34,678,404 were charged to shareholder’s equity upon completion of the Offering

Ordinary shares subject to possible redemption or tender

The Company accounts for its ordinary shares subject to possible redemption or tender in accordance with the guidance in ASC 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory conversion are classified as a liability instrument and are measured at fair value. Conditionally convertible ordinary shares (including ordinary shares that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at September 18, 2017, the Class A ordinary shares subject to possible redemption or tender are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Income taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the balance sheet and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s balance sheet and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s balance sheet. Since the Company was incorporated on May 15, 2017, the evaluation was performed for the upcoming 2017 tax year. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from May 1, 2017 (inception) through September 18, 2017. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Use of estimates

The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying balance sheet.

Subsequent events

At September 18, 2017, the assets in the Trust Account were invested in U.S. Treasury Bills that mature on December 21, 2017

Note 3 — Initial Public Offering

On September 18, 2017, the Company sold 69,000,000 Units at a price of $10.00 per Unit in the Offering. Each Unit consists of one Class A ordinary share and one third of one warrant (“Warrant”). Each whole Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share. The Warrants are exercisable commencing on the later of 30 days after the Company’s completion of a Business Combination or September 18, 2019 and expire five years from the completion of a Business Combination. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the Class A ordinary shares is at least $18.00 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, it will have the option to require all holders that wish to exercise their Warrant to do so on a “cashless basis.” In accordance with the warrant agreement relating to the Warrants sold in the Offering, the Company is only required to use its best efforts to file the registration statement covering the shares underlying the Warrants within 15 business days after the closing of the Business Combination and to maintain the effectiveness of such registration statement. No Warrants will be exercisable for cash unless the Company has an effective registration statement covering the Class A ordinary shares issuable upon exercise of the Warrants and a current prospectus relating to such shares. If the shares issuable upon exercise of the Warrants are not registered under the Securities Act, holders will be permitted to exercise their Warrants on a cashless basis. If the Company is unable to consummate a Business Combination, the Company will redeem 100% of the Public Shares using the funds in the Trust Account as described in Note 1. In such event, the Warrants will be worthless.

Note 4 — Private Placement Warrants

Simultaneously with the Offering, the Company’s Sponsor purchased an aggregate of 8,000,000 Private Placement Warrants at $1.50 per warrant (for an aggregate purchase price of $12,000,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Placement Warrants are identical to the Warrants included in the Units sold in the Offering except that the Private Placement Warrants: (i) will not be redeemable by the Company, (ii) may be exercised for cash or on a cashless basis, so long as they are held by the Sponsor or any of its permitted transferees and (iii) are (including the ordinary shares issuable upon exercise of the Private Placement Warrants) entitled to registration rights.. Additionally, the purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants, including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants (except to certain permitted transferees), until 30 days after the completion of the Company’s initial Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial Business Combination, the Company’s Sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its initial Business Combination, the Company would repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants..

Note 5 — Related Party Promissory Note and Advance From Related Party

The Company issued a $300,000 principal amount unsecured promissory note to the Company’s Chief Executive Officer on May 10, 2017. The note was non-interest bearing and payable to occur of (i) December 31, 2017, (ii) the consummation of the Offering or (iii) the date on which the Company determined not to proceed with the Offering. As of September 18, 2017, $100,000 of this loan was still outstanding. A related party advanced an aggregate of $120,971 for costs associated with the formation of the Company and offering costs. The advances are non-interest bearing, unsecured and due on demand.

Note 6 — Commitments

The Company entered into an agreement with the underwriters of the Offering (“Underwriting Agreement”) that requires the Company to pay underwriting commissions of $10,000,000 of the gross proceeds of the Offering as an underwriting discount and a deferred underwriting discount of 3.5% of the gross proceeds of the Offering. The Underwriting Agreement provides that the deferred underwriting discount will be waived by the underwriter if the Company does not complete its initial Business Combination.

The underwriters have agreed to reimburse us for an amount equal to 10% of the discount paid to the underwriters for financial advisory services provided by Connaught in connection with this offering (payable at the time of the closing of this offering and the initial business combination, as applicable).

The Company presently occupies office space provided by two affiliates of the Company’s executive officers. Such affiliates have agreed that, until the Company consummates a Business Combination, they will make such office space, as well as certain administrative and support services, available to the Company, as may be required by the Company from time to time. The Company will pay such affiliates an aggregate of $10,000 per month for such services.

The Initial Shareholders, the holders of the Private Placement Warrants (or underlying Class A ordinary shares) and the holders of any warrants (or underlying Class A ordinary shares) issued upon conversion of working capital loans made by the Company’s Sponsors, officers, directors or their affiliates, if any such loans are issued, will be entitled to registration rights with respect to their securities pursuant to an agreement dated as of September 13, 2017. The holders of the majority of the securities are entitled to demand that the Company register these securities at any time commencing after expiration of the transfer restrictions. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination. However, the registration rights agreement will provide that the Company will not permit any registration statement to become effective until termination of applicable lock-up periods with respect to such securities.

Note 7 — Shareholders’ Equity

Preferred Shares

The Company is authorized to issue 5,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of September 18, 2017, there are no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 500,000,000 Class A ordinary shares and 50,000,000 Class B ordinary shares, both with a par value of $0.0001 per share.

The Company had entered into a Securities Subscription Agreement, dated as of May 10, 2017 (the “Founder’s Purchase Agreement”), with the Sponsor pursuant to which the Sponsor purchased an aggregate of 14,375,000 Class B ordinary shares, par value $0.0001 per share of the Company, for an aggregate purchase price of $25,000. On May 18, 2017, the Sponsor surrendered 2,875,000 Class B ordinary shares for no value, and on August 23, 2017 and September 13, 2017, the Company approved share capitalizations resulting in an aggregate of 17,250,000 Class B ordinary shares outstanding and held by the Sponsor as of the date hereof (including the Class A ordinary shares issuable upon conversion thereof, the “Founder”), 2,250,000 of which were subject to forfeiture, but exercised at the close of the IPO. Holders of the Class A ordinary shares are entitled to one vote for each Class A ordinary share; provided that only holders of the Class B ordinary shares have the right to vote on the election of directors prior to the Business Combination.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the Business Combination, on a one-for-one basis, subject to adjustment for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Proposed Public Offering and related to the closing of the Business Combination, the ratio at which the Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 20% of the sum of all Class A ordinary shares outstanding upon completion of the Proposed Public Offering plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Business Combination, excluding any Class A ordinary shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination. Holders of Founder Shares may also elect to convert their Class B ordinary shares into an equal number of Class A ordinary shares.

As of September 18, 2017, 69,000,000 Class A ordinary shares and 17,250,000 Class B ordinary shares were issued and outstanding.

On closing of the Offering, the holders of the Class B ordinary shares agreed not to transfer such shares until one year after the date of the consummation of an initial Business Combination or earlier if, subsequent to an initial Business Combination, (i) the last sales price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.